VOLATILITY SHARES TRUST

-1x Short VIX Mid-Term Futures Strategy ETF

(the “Fund”)

Supplement dated December 1, 2023 (“Supplement”) to the

Fund’s Pros pectus dated April 14, 2023

Important Notice Regarding Changes to the Fund

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

On or about December 1, 2023, the following change will be made to the Prospectus:

Under the section entitled “Dividends, Distributions and Taxes,” the first paragraph is replaced by the following: “The Fund intends to declare and pay a monthly dividend, which may consist of net investment income, net realized short-term capital gains, and return of capital. Distributions of long-term capital gains, if any, are declared and paid annually. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.